Exhibit 99.1
Oilsands Quest Inc.
Financial Statements
January 31, 2006 and 2005
(Prepared in CDN $)

Collins Barrow Calgary LLP
1400 First Alberta Place
777 – 8th Avenue S.W.
Calgary, Alberta, Canada
T2P 3R5

T. (403) 298-1500
F. (403) 298-5814
e-mail: calgary@collinsbarrow.com
Auditors’ Report
To the Shareholders
Oilsands Quest Inc.
We have audited the balance sheets of Oilsands Quest Inc. as at January 31, 2006 and 2005 and the statements of loss and deficit and cash flows for the year ended January 31, 2006 and for the period from commencement of operations, September 24, 2004 to January 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2006 and 2005 and the results of its operations and its cash flows for the periods then ended in accordance with Canadian generally accepted accounting principles.
/s/ Collins Barrow Calgary LLP
CHARTERED ACCOUNTANTS
Calgary, Alberta
February 15, 2006, except as to note 13 which is
     as of March 10, 2006 and note 14 which is as of
     October 23, 2006

Oilsands Quest Inc.
Balance Sheets
January 31, 2006 and 2005
(Canadian Dollars)

	2006	2005
Assets

Current assets
Cash and cash equivalents	$18,058,731	$564,020
GST and interest receivable	206,393	8,086
Prepaid expenses and deposits	19,802	80,495

	18,284,926	652,601

Due from CanWest (note 3)	—	6,001

Deferred charges (note 5[a])	27,868	—

Property and equipment (note 4)	7,080,432	1,166,787

	$25,393,226	$1,825,389

Liabilities

Current liabilities
Accounts payable and accrued liabilities	$1,393,017	$49,462

Accrued interest on convertible debenture (note 5)	27,560	10,000

Convertible debentures (note 5)	947,992	780,474

Future income taxes (note 6[a])	1,205,610	224,303

	3,574,179	1,064,239

Shareholders’ Equity

Share capital (note 7)	21,953,571	584,030

Contributed surplus	310,250	6,750

Equity component of convertible debentures (note 5)	199,174	235,025

Deficit	(643,948)	(64,655)

	21,819,047	761,150

	$25,393,226	$1,825,389

Commitments (notes 9 and 11)
Approved by the Board,
(signed) “T. Milne”                                 , Director
(signed) “W. S. Thompson”                   , Director

Oilsands Quest Inc.
Statements of Loss and Deficit
(Canadian Dollars)

		Period from
		Commencement
		of Operations,
	Year	September 24,
	Ended	2004 to
	January 31,	January 31,
	2006	2005
Interest income	$70,460	$—

Expenses
Corporate	268,038	41,563
Interest on convertible debentures	135,870	25,499
Stock-based compensation	303,500	6,750
Amortization	20,369	260

	727,777	74,072

Loss before income taxes	(657,317)	(74,072)

Future income taxes recovery (note 6[b])	(78,024)	(9,417)

Net loss	(579,293)	(64,655)

Deficit, beginning of period	(64,655)	—

Deficit, end of period	$(643,948)	$(64,655)

Net loss per share — basic and diluted (note 7[e])	$(0.05)	$(0.01)

Oilsands Quest Inc.
Statements of Cash Flows
(Canadian Dollars)

		Period from
		Commencement
		of Operations,
	Year	September 24,
	Ended	2004 to
	January 31,	January 31,
	2006	2005
Operating activities
Net loss	$(579,293)	$(64,655)
Items not affecting cash
Amortization of discount on convertible debentures	84,118	15,499
Interest on convertible debentures	51,752	10,000
Stock-based compensation	303,500	6,750
Amortization	20,369	260
Future income tax recovery	(78,024)	(9,417)

	(197,578)	(41,563)

Changes in non-cash working capital (note 10)	(4,118)	2,397

	(201,696)	(39,166)

Financing activities
Proceeds from share issuances	21,757,690	850,001
Share issuance costs	(415,462)	(32,251)
Issuance of convertible debentures	1,100,000	1,000,000
Deferred charges	(38,588)	—
Changes in non-cash working capital (note 10)	8,397	2,303

	22,412,037	1,820,053

Investing activities
Acquisition of property and equipment	(5,923,293)	(1,167,047)
Repayment from (advance to) CanWest	6,001	(6,001)
Changes in non-cash working capital (note 10)	1,201,662	(43,819)

	(4,715,630)	(1,216,867)

Cash inflow	17,494,711	564,020

Cash and cash equivalents, beginning of period	564,020	—

Cash and cash equivalents, end of period	$18,058,731	$564,020

Cash and cash equivalents is comprised of:
Balance with bank	$525,875	$564,020
Term deposits	17,532,856	—

	$18,058,731	$564,020

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
1.	Nature of operations

Oilsands Quest Inc. was incorporated on November 20, 1998 as 808099 Alberta Ltd., and was inactive until it commenced operations on September 24, 2004. The Company has undertaken to explore and develop the oil sands potential on its permit lands in the Province of Saskatchewan (“the Project”). The Company changed its name to Oilsands Quest Inc. on November 3, 2004.

These financial statements have been prepared in accordance with Canadian generally accepted accounting principles applicable to a “going concern”, which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The continued existence of the Company is dependent on its ability to obtain capital to fund further exploration and development and to meet obligations to preserve its interests in the Project.

Failure to obtain additional capital as described above may result in financial difficulties which would make the use of the going concern assumption invalid. If the going concern assumption was not appropriate for these financial statements, then adjustments would be necessary to the carrying value of assets and liabilities, the reported expenses and the balance sheet classifications used.

2.	Accounting policies
(a)	Cash and cash equivalents

Cash and cash equivalents consists of balance with bank and term deposits with maturities of three months or less.

(b)	Deferred charges

Deferred charges are being amortized on a straight-line basis over the life of the convertible debentures.

(c)	Oil sands properties

Costs associated with the Company’s oil sands activities include the acquisition of permits, exploration and development thereon, and capitalized corporate and personnel costs. No amortization has been recorded with respect to the Project as production has not commenced. Once commercial proven reserves and production is established, capitalized costs will be amortized using the unit of production method based on estimated proved reserves attributed to the Project.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
If exploration and development of the Project is ceased or it is determined that the carrying value cannot be supported, the related costs will be charged against operations in the year of abandonment or determination of impairment of value. The amounts recorded for the Project represent unamortized costs to date and do not reflect present or future values.

(d)	Amortization

Amortization of corporate assets is provided on a straight line basis over two to three years.

(e)	Measurement uncertainty

The valuation of the Project is based on management’s best estimates of the future recoverability of these assets.

The amounts related to the fair value of options and warrants issued are based on management’s best estimates of the expected lives of the options and warrants and other relevant assumptions.

The liability and equity component of the convertible debentures are based on management’s best estimates of the Company’s interest rate payable on non-convertible debentures.

By their nature, these estimates are subject to measurement uncertainty and the effect on the financial statements of changes in such estimates in future periods could be significant.

(f)	Asset retirement obligations

The Company recognizes asset retirement obligations in the period in which they are incurred if a reasonable estimate of fair value can be determined. Fair value is determined using the present value of the estimated future cash outflows to abandon the asset at the Company’s credit-adjusted risk-free interest rate. The discounted obligation is initially capitalized as part of property and equipment and is amortized on the same basis as the remaining property and equipment, while the liability is increased as an accretion expense until it is settled or sold.

The Company has not yet incurred any significant asset retirement obligations and, as such, no asset retirement obligations have been recorded to January 31, 2006.

(g)	Income taxes

Income taxes are accounted for using the liability method of income tax allocation. Under the liability method, income tax assets and liabilities are recorded to recognize future income tax inflows and outflows arising from the settlement or recovery of assets and liabilities at their carrying values. Income tax assets are also recognized for the

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
benefits from tax losses and deductions that cannot be identified with particular assets or liabilities, provided those benefits are more likely than not to be realized. Future income tax assets and liabilities are determined based on the tax laws and rates that are anticipated to apply in the period of realization.

(h)	Flow-through shares

A portion of the Company’s exploration activities have been financed through the issue of flow-through shares. Under the terms of the share issue, the related resource expenditure deductions are renounced to the shareholders for income tax purposes. When the expenditures are renounced, a future income tax liability is recorded with a corresponding reduction in share capital to reflect the estimated tax deduction forgone.

(i)	Stock-based compensation

Stock-based compensation expense is calculated based on the fair value of the options and warrants granted on the date of grant. The Company uses the Black-Scholes option pricing model to determine fair value. Compensation expense is recorded over the vesting period with a corresponding increase in contributed surplus. As options and warrants are exercised, the consideration paid, together with the amount previously recognized in contributed surplus is recorded as an increase in share capital.

(j)	Per share amounts

Basic per share amounts are computed using the weighted average number of common shares outstanding during the period. Diluted per share amounts reflect the potential dilution that could occur if securities to issue common shares were exercised or converted to common shares. The treasury stock method is used to determine the dilutive effect of stock options and other dilutive instruments. In a period where there is a loss, per share amounts are calculated without the inclusion of dilutive securities.
3.	Due from CanWest

The amount due from CanWest Petroleum Corporation (“CanWest”), the parent company, was unsecured, non-interest bearing, and had no set terms of repayment.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
4.	Property and equipment

	2006	2005
Oil sands project
Exploration permits	$2,599,245	$1,070,399
Geological assessment and exploration costs	3,875,308	38,856
Capitalized general and administrative expenses	423,017	51,560
Field equipment	128,271	—

	7,025,841	1,160,815

Corporate assets, net of accumulated amortization of $9,909 (2005 - $260)	54,591	5,972

	$7,080,432	$1,166,787

During 2006, the Company completed the acquisition of certain exploration permits (“Permits”). The Permits provide for the right to explore and develop oil sands deposits in the Province of Saskatchewan to May 31, 2009 or until a lease has been granted for their development. In accordance with the terms of Permits, the Company relinquished 40% of the total acreage covered by the Permits on May 31, 2005, and will relinquish another 40% of the remaining acreage by May 31, 2006. On January 31, 2006, the Permits comprised an area of approximately 846,690 acres.

The Permits are subject to certain levels of expenditure annually on the applicable lands pursuant to the government regulations. The required exploration expenditures to hold the permits for the current year are two cents per acre escalating annually to ten cents per acre in the fifth year.

Further, as conditions precedent to the acquisition of the Permits, non-convertible gross overriding royalties totaling 2.5% and US$0.11 per barrel on all petroleum substances produced from the Permit lands were granted.

5.	Convertible debentures

	2006	2005
Debenture Units [a]	$947,992	$—
CanWest debenture [b]	—	780,474

	$947,992	$780,474

(a)	In 2006, the Company issued eleven Debenture Units for gross proceeds of $1,100,000 in multiple closings. Each Unit is comprised of an unsecured convertible debenture with a $100,000 face value and 31,250 non-transferable common share purchase warrants.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
The debentures mature as to $300,000 on February 28, 2008, $100,000 on April 1, 2008 and $700,000 on April 15, 2008, and bear interest at 3% per annum payable or convertible into common shares of the Company at maturity. The debenture principal and accrued interest may be converted into common shares of the Company, at the option of the holder, at any time during the first 12 months from the date of issuance at a price of $1.25 per share and thereafter until maturity at a price of $1.60 per share. Each common share purchase warrant entitles the holder to acquire one common share at a price of $1.60 per share, at any time prior to the earlier of (i) the date the common shares of the Company are listed and posted for trading on a recognized stock exchange; and (ii) three years from date of issuance.

The Debenture Units were segregated into debt and equity components based on their respective fair values at the date of issuance. The equity component represents the value assigned to the holder’s conversion right and the common share purchase warrants and has been included in shareholders’ equity. The liability component was calculated as the present value of the principal and the required interest payments discounted (for the three-year term to maturity) at an interest rate of 10% per annum, a rate approximating what would have been applicable to a non-convertible debenture at the time the debenture was issued. The equity component was determined as follows:

Face value	$1,100,000
Liability component	900,826

Net amount classified as shareholders’ equity on issuance	$199,174

Issue costs of $38,588 have been recorded as deferred charges. During 2006, $10,720 was amortized to income.

(b)	In 2005, the Company issued $1,000,000 in an unsecured convertible debenture to CanWest as consideration for the acquisition of exploration permits on behalf of the Company. On November 18, 2005, CanWest exercised its right to convert the debenture principal of $1,000,000 and accrued interest of $34,192 into 788,769 common shares at rate of one common share for each $1.30 of principal and one common share for each $1.75 of accrued interest (note 7). In addition, $52,451 of the amortized issue discount to the date of conversion was added to share capital.

The debenture was set to mature on September 29, 2008 and bore interest at 3% per annum, payable at maturity. The holder had the option to convert the principal balance of the debenture at any time to maturity at a price of one common share for each $1.30 of principal. The holder also had the option to convert the accrued interest at any time to maturity at the subscription price per share of the Company’s most recently completed private equity placement or private equity based financing.

As the debenture was convertible at the option of the holder through the issuance of common shares, the debenture was classified partially as a liability and partially as a component of shareholders’ equity. The liability component was calculated as the present value of the principal and the required interest payments discounted (for the

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
four-year term to maturity) at an interest rate of 10% per annum, a rate approximating what would have been applicable to a non-convertible debenture at the time the debenture was issued. The equity component was determined as follows:

Face value	$1,000,000
Liability component	764,975

Net amount classified as shareholders’ equity on issuance	$235,025

(c)	The issue discount between the liability component and face value of all convertible debentures is being amortized as additional interest expense over the term of the debentures. During 2006, the Company recognized $84,118 (2005 — $15,499) as additional interest expense.
6.	Income taxes
(a)	Future tax liability

The following summarizes the temporary differences that give rise to the future income tax liability at January 31, 2006:

	2006	2005
Book value of property and equipment in excess of tax values	$1,475,913	$257,265
Non-capital loss carry-forwards tax benefit	(137,168)	(22,874)
Share issue costs tax benefit	(131,961)	(10,088)
Other	(1,174)	—

	$1,205,610	$224,303

(b)	Future income tax recovery differs from that which would be expected from applying the combined effective Canadian federal and provincial income tax rates of approximately 45% to loss before income taxes. The difference results from the following:

	2006	2005
Expected current income tax recovery	$(295,793)	$(33,332)
Non-deductible interest	37,853	6,974
Resource loss	34,806	9,586
Stock-based compensation	136,575	3,038
Other	(3,336)	2,898
Changes resulting from expected tax rate reductions	11,871	1,419

	$(78,024)	$(9,417)

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
7.	Share capital
(a)	Authorized

Unlimited voting common shares

Unlimited number of preferred shares

(b)	Issued — common shares

		Stated
	Number	Value
On organization	100	$1
Offering Memorandum	315,000	630,000
Private placements	10,419,900	220,000
Renunciation of flow-through shares	—	(246,330)
Share issue costs, net of tax benefit of $12,610	—	(19,641)

Balance, January 31, 2005	10,735,000	584,030

Offering Memorandum	52,500	99,000
Private placements	5,090,191	19,914,053
Exercise of agent options and warrants	892,378	1,744,637
Contributed surplus reclassified on exercise of warrants	—	36,909
Conversion of convertible debenture (note 5[b])	788,769	1,086,643
Renunciation of flow-through shares	—	(1,221,777)
Share issuance costs, net of tax benefit of $162,446	—	(289,924)

Balance, January 31, 2006	17,558,838	$21,953,571

In 2005, the Company issued 315,000 flow-through common shares at a price of $2.00 per common share pursuant to an Offering Memorandum for total gross proceeds of $630,000. The Company paid $23,500 and issued 5,875 warrants as Finders Fees. In 2006, the Company issued 15,000 common shares at a price of $1.60 per share and 37,500 flow-through common shares at a price of $2.00 per share pursuant to the Offering Memorandum. The Company paid $3,700 and issued 1,000 common share purchase warrants as Finders Fees. Each warrant entitles the holder to acquire one common share at prices ranging from $1.60 to $2.00 per share expiring 18 months from the date of issuance. The Company terminated the Offering Memorandum on April 2, 2005.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
On May 31, 2005, the Company issued 297,688 Units at a price of $1.75 per Unit to CanWest pursuant to a private placement. Each Unit consisted of one common share and one warrant entitling the holder to acquire one common share at a price of $2.00 per share until May 31, 2007. In addition, under the terms of a minimum ownership interest agreement with CanWest, the Company issued 350,000 warrants entitling the holder to acquire one common share at a price of $2.00 per share until May 31, 2007.

On May 31, 2005 and June 15, 2005, the Company issued a total 1,524,875 flow-through common shares at a price of $2.00 per share and 767,628 Units at a price of $1.75 per Unit for gross proceeds of $4,393,099 pursuant to a private placement. Each Unit consisted of one common share and one warrant entitling the holder to acquire one common share at a price of $2.00 per share for a period of 24 months from the date of issuance. The Company paid $340,792 and issued 160,475 agent options as commissions under the terms of an agency agreement related to the private placements. Each agent option entitles the holder to acquire one agent Unit at a price of $1.75 per agent Unit on or before 36 months from the date of the private placement. Each agent Unit consists of one common share and a warrant entitling the holder to acquire one common share at a price of $2.00 per share on or before 36 months from the date of the private placement. The Company recognized non-cash compensation of $36,909 related to the agent options granted.

On January 24, 2006, the Company issued 2,500,000 Units at $6.00 per Unit pursuant to a private placement for gross proceeds of $15,000,000. Each Unit consisted of one common share and one-half of one non-transferable Warrant entitling the holder to acquire one common share at a price of $10.00 per share at any time prior to October 31, 2006.

On January 24, 2006 and January 31, 2006 the Company issued 892,378 common shares for gross proceeds of $1,744,637 on the exercise of agent options and warrants.

(c)	In accordance with the terms of the offering and pursuant to certain provisions of the Income Tax Act (Canada), the Company renounced amounts for income tax purposes as follows:

	2006	2005
Qualifying expenditures to be incurred, beginning of period	$625,219	$—
Expenditures renounced	3,124,750	630,000
Qualifying expenditures incurred	(3,749,969)	(4,781)

Qualifying expenditures to be incurred, end of period	$—	$625,219

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(d)	A summary of the outstanding common share purchase warrants and agent options and changes during the periods ended are as follows:

	2006		2005
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Warrants	Price	Warrants	Price
Outstanding, beginning of period	5,875	$2.00	—	$—
Issued	3,331,016	4.95	5,875	2.00
Exercised	(892,378)	1.96	—	—

Outstanding, end of period	2,444,513	$6.03	5,875	$2.00

     The following summarizes the outstanding common share purchase warrants at January 31, 2006:

		Weighted
	Number	Average
	Outstanding at	Remaining
	January 31,	Contractual
Exercise Price	2006	Life
$1.60	344,125	2.17 years
2.00	850,388	1.32
10.00	1,250,000	0.75

	2,444,513	1.15 years

(e)	Basic and diluted loss per share has been calculated using the weighted average number of common shares outstanding during the period of 12,735,663 (2005 — 6,670,061).

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
8.	Stock-based compensation
(a)	A summary of the Company’s stock options is as follows:

	2006		2005
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Options	Price	Options	Price
Outstanding, beginning of period	300,000	$0.50	—	$—
Granted	500,000	5.40	300,000	0.50
Cancelled	(100,000)	0.50	—	—

Outstanding, end of period	700,000	$4.00	300,000	$0.50

Exercisable, end of period	400,000	$3.25	—	$—

(b)	The following table summarizes information about stock options outstanding at January 31, 2006:

	Number	Number
	Outstanding at	Exercisable	Weighted Average
	January 31,	at January	Remaining
Exercise Price	2006	31, 2006	Contractual Life
$ 0.50	200,000	200,000	3.76 years
3.00	100,000	—	4.50
6.00	400,000	200,000	4.87

	700,000	400,000	4.51 years

(c)	The fair value of the options granted during the period was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	2006	2005
Expected life (years)	5	5
Risk-free interest rate (%)	3.96	3.98
Expected volatility (%)	0	0
Expected dividend yield (%)	0	0
Weighted average stock option fair value per option granted	$0.96	$0.09

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
In 2006, stock-based compensation costs of $303,500 (2005 — $6,750) have been expensed with an offsetting adjustment to contributed surplus and unrecognized compensation costs of $189,750 will be recorded in future periods as options vest.

9.	Management agreements

The Company has entered into management agreements with each of the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) effective November 1, 2004 and the Vice President, Exploration effective January 1, 2006. Upon termination for any reason other than cause, each executive is entitled to an amount equal to 1.5 times the annual compensation. Upon the occurrence of triggering events or certain other circumstances, each executive is entitled to terminate his agreement and be paid an amount equal to 1.5 times the annual compensation.

Prior to the CEO and CFO becoming employees of the Company upon achieving of certain financing milestones on May 1, 2006, during 2006, the Company paid $21,000 (2005 — $28,000) to each of the CEO and the CFO. Of these amounts, $33,600 (2005 — $42,000) is included in property and equipment and $18,900 (2005 — $14,000) is included in corporate expenses.

10.	Changes in non-cash working capital

Changes in non-cash working capital is comprised of:

		Period from
		Commencement
		of Operations,
	Year	September 24,
	Ended	2004 to
	January 31,	January 31,
	2006	2005
Increase in GST and interest receivable	$(198,307)	$(8,086)
Decrease (increase) in prepaid expenses and deposits	60,693	(80,495)
Increase in accounts payable and accrued liabilities	1,343,555	49,462

	$1,205,941	$(39,119)

Changes in non-cash working capital relating to:

Operating activities	$(4,118)	$2,397
Financing activities	8,397	2,303
Investing activities	1,201,662	(43,819)

	$1,205,941	$(39,119)

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
11.	Financial instruments
(a)	Fair values

The fair values of all financial instruments approximate their carrying values due to the short-term maturity of these financial instruments or because they bear interest at market rates.

(b)	Interest rate risk

The Company is exposed to interest rate price risk to the extent that term deposits and convertible debentures bear interest at a fixed rate.
12.	Commitments
(a)	The Company has granted a Right of First Offer, subject to certain terms and conditions, to CanWest for participation in any future financings of the Company. This right will be relinquished if CanWest does not participate in any 3 consecutive financings or it fails to meet 80% of its funding commitments made under the Right of First Offer.

(b)	A summary of the approximate operating lease commitments for premises are as follows:

2007	$55,700
2008	55,800
2009	56,900
2010	56,900
2011	52,200
13.	Subsequent events

Subsequent to January 31, 2006, the Company issued 328,969 common shares on the conversion of $400,000 of outstanding convertible debentures and accrued interest thereon.

14.	United States accounting principles and reporting

The Company’s financial statements have been prepared in Canadian dollars and in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”), which in most respects conform to accounting principles generally accepted in the United States (“U.S. GAAP”). Significant differences between Canadian and U.S. GAAP are described in this note:
(a)	Property and equipment

In accordance with U.S. GAAP and Securities and Exchange Commission guidelines, all exploration costs incurred to the date of establishing that a property is economically

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
recoverable are charged to operations. Under Canadian GAAP, exploration costs and related general and administrative expenses are capitalized.

(b)	Convertible debentures

Under Canadian GAAP, the debt and equity components of convertible debentures are accounted for separately. Under U.S. GAAP, compound instruments are not divided into debt and equity components except for convertible features that are in-the-money at the time of issuance and convertible instruments that have detachable warrants. The common share purchase warrants attached to the convertible debentures issued in 2006 were determined to have no value therefore, the entire debenture is classified as a long-term liability under U.S. GAAP.

Under U.S. GAAP, the convertible debenture must be accounted for at its par value and the interest expense must be calculated using the contract interest rate.

(c)	Flow-through shares

U.S. GAAP requires the stated capital on flow-through share issuances to be equal to the estimated fair market value of the shares on the date of issue. The difference between the gross proceeds received on the issuance of the shares and the estimated fair market value of the shares is recorded as a liability (“the Premium”). Under Canadian GAAP, the gross proceeds received on flow-through share issuances are initially recorded as share capital. The remaining Premium recorded as a current liability under U.S. GAAP for 2006 is $NIL (2005 — $125,044).

When the tax deductions are renounced to subscribers, Canadian GAAP requires that the stated capital be reduced by and a future tax liability be recorded for the estimated future income taxes payable as a result of the renouncement. Under U.S. GAAP, when expenditures are incurred the future tax liability is recorded through a charge to income tax expense less the reversal of the Premium previously reported.

(d)	Income taxes

Under U.S. GAAP, enacted tax rates are used to calculate future taxes, whereas under Canadian GAAP, substantively enacted tax rates are used. There are no differences for 2005 and 2006.

(e)	Stock-based compensation

Under Canadian GAAP, compensation costs have been recognized in the financial statements based on the fair value of stock options granted to employees, officers and directors which is in accordance with the recommendations under U.S. Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (FAS) 123, “Accounting for Stock-Based Compensation”. As a result, there are no differences for 2005 and 2006.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(f)	Consolidated statement of cash flows

Under U.S. GAAP, separate subtotals within cash flows from operating activities are not presented.

(g)	Recent accounting pronouncements
(i)	Share-based payment

In 2004, FASB issued revised FAS 123, “Share-Based Payment”. This amended statement eliminates the alternative to use Accounting Principles Board (“APB”) Opinion No. 25’s intrinsic value method of accounting, as was provided in the originally issued Statement 123.

As a result, public entities are required to use the grant-date fair value of the award in measuring the cost of employee services received in exchange for an equity award of equity instruments. Compensation cost is required to be recognized over the requisite service period.

For liability awards, entities are required to re-measure the fair value of the award at each reporting date up until the settlement date. Changes in fair value of liability awards during the requisite service period are required to be recognized as compensation cost over the vesting period. Compensation cost is not recognized for equity instruments for which employees do not render the requisite service.

This amended statement is effective the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company is currently assessing the impact of this amendment.

(ii)	Exchange of non-monetary assets

In 2004, FASB issued FAS 153, “Exchange of Non-monetary Assets”. This statement is an amendment of APB Opinion No. 29, “Accounting for Non-monetary Transactions”. Based on the guidance in APB Opinion No. 29, exchanges of non-monetary assets are to be measured based on the fair value of the assets exchanged. Furthermore, APB Opinion No. 29 previously allowed for certain exceptions to this fair value principle. FAS 153 eliminates APB Opinion No. 29’s exception to fair value for non-monetary exchanges of similar productive assets and replaces this with a general exception for exchanges of non-monetary assets which do not have commercial substance. For purposes of this statement, a non-monetary exchange is defined as having commercial substance when the future cash flows of an entity are expected to change significantly as a result of the exchange.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
The provisions of this statement are effective for non-monetary asset exchanges which occur in fiscal periods beginning after June 15, 2005 and are to be applied prospectively.

Currently, this statement does not have an impact on the Company.

(iii)	Asset retirement obligations

In March 2005, the FASB issued Financial Interpretation 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 clarifies the timing of recognition for asset retirement obligations. An entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated. FIN 47 clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The adoption of the statement did not have an impact on the financial statements.

(iv)	Accounting changes and error corrections

As of January 1, 2006, the Company is required to adopt, for U.S. GAAP purposes, SFAS 154 “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS 3”. SFAS 154 requires retrospective application of changes in accounting principles to prior period financial statements, unless it is impracticable to do so. Previously, Opinion 20 required that voluntary changes in accounting principles be recognized by including the cumulative effect of the new accounting principle in net income of the period of the change. The Company does not expect this standard to have a material impact on the financial statements.

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(h)	Summary of Significant Differences between U.S. GAAP and Canadian GAAP
(i)	Reconciliation of Net Loss under Canadian GAAP to U.S. GAAP

				Period From	From
				Commencement	Inception,
				of Operations,	September 24,
			Year Ended	September 24,	2004 to
			January 31,	2004 to	January 31,
	Notes		2006	January 31, 2005	2006
Net loss under Canadian GAAP			$579,293	$64,655	$643,948
U.S. GAAP adjustments
Exploration expense	(a	)	3,836,452	38,856	3,875,308
Corporate expense	(a	)	371,457	51,560	423,017
Interest on convertible debentures	(b	)	(84,118)	(15,499)	(99,617)
Future tax expense (recovery), net of valuation allowance	(c	)	(489,366)	913	(488,453)

Net loss under U.S. GAAP			$4,213,718	$140,485	$4,354,203

Net loss per share – basic and diluted			$0.33	$0.02

Oilsands Quest Inc.
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(ii)	Condensed Balance Sheets

	Notes		January 31, 2006		January 31, 2005
			Canadian	U.S.	Canadian	U.S.
			GAAP	GAAP	GAAP	GAAP
Current assets			$18,284,926	$18,284,926	$652,601	$652,601
Property and equipment	(a	)	7,080,432	2,782,107	1,166,787	1,076,371
Other non-current assets	(c	)	27,868	27,868	6,001	26,159

			$25,393,226	$21,094,901	$1,825,389	$1,755,131

Current liabilities			$1,393,017	$1,393,017	$49,462	$174,506
Accrued interest on convertible debentures			27,560	27,560	10,000	10,000
Convertible debentures	(b	)	947,992	1,100,000	780,474	1,000,000
Future income taxes	(c	)	1,205,610	—	224,303	—

			3,574,179	2,520,577	1,064,239	1,184,506

Share capital	(b),	(c)	21,953,571	22,618,277	584,030	704,360
Contributed surplus			310,250	310,250	6,750	6,750
Equity component of convertible debentures	(b	)	199,174	—	235,025	—
Deficit	(a),(b),	(c)	(643,948)	(4,354,203)	(64,655)	(140,485)

			21,819,047	18,574,324	761,150	570,625

			$25,393,226	$21,094,901	$1,825,389	$1,755,131

Oilsands Quest Inc
Notes to Financial Statements
January 31, 2006 and 2005
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(iii)	Statements of Cash Flows under U.S. GAAP

		Period From	From
		Commencement	Inception,
		of Operations,	September 24,
	Year Ended	September 24,	2004 to
	January 31,	2004 to	January 31,
	2006	January 31, 2005	2006
Operating activities
Net loss	$(4,213,718)	$(140,485)	$(4,354,203)
Items not affecting cash Interest on convertible debentures	51,752	10,000	61,752
Stock-based compensation	303,500	6,750	310,250
Amortization	20,369	260	20,629
Future income tax expense (recovery)	(567,390)	(8,504)	(575,894)
Changes in non-cash working capital	1,205,941	(39,119)	1,166,822

	(3,199,546)	(171,098)	(3,370,644)

Financing activities
Cash provided by financing activities	22,403,640	1,817,750	24,221,390

Investing activities
Cash used in investing activities	(1,709,383)	(1,082,632)	(2,792,015)

Net increase in cash and cash equivalents	17,494,711	564,020	18,058,731

Cash and cash equivalents, beginning of period	564,020	—	—

Cash and cash equivalents, end of period	$18,058,731	$564,020	$18,058,731